[Graphic omitted]

STEIN ROE ADVISOR
YOUNG INVESTOR(SM) FUND

SEMIANNUAL REPORT - MARCH 31, 1999
THE INVESTMENT THAT'S ALSO AN EDUCATION

FUND HIGHLIGHTS


Stein Roe Advisor Young Investor Fund Class A shares returned 31.01% at net asset value for the six-month period ended 3/31/99, outperforming the S&P 500 Index total return of 27.32% for the same period.(1)

The Fund's investments in technology stocks performed well, benefiting from a strong economy throughout the period.


TABLE OF CONTENTS
              To Our Shareholders .......................... 1
              Portfolio Manager Commentary ............... 2-4
              Portfolio of Investments.................... 5-8
              Financial Statements ...................... 8-11
              Notes to Financial Statements ............ 11-13
              Financial Highlights ..................... 13-14
              Activity Pages
                 ages three to five .................... 15-16
                 ages six to eight ..................... 17-18
                 ages nine to 12 ....................... 19-20

(1)All information is for Class A shares unless otherwise noted. Performance, including sales charge, reflects the 2% contingent deferred sales charge
   (CDSC) which would be applied if shares are redeemed within three years. Stein Roe Advisor Young Investor Fund invests all investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. Past performance is not a guarantee of future results. Share price and investment returns will vary, resulting in a gain or loss when you sell shares. The S&P 500 Index is an unmanaged index of 500 U. S. companies. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

                            ----------------------------
                             Not FDIC  May Lose Value
                              Insured  No Bank Guarantee
                            ----------------------------

TO OUR SHAREHOLDERS

[Photo of Thomas W. Butch]

DEAR INVESTOR,

We are pleased to present the semiannual report for Stein Roe Advisor Young Investor Fund. This report covers the six months ended March 31, 1999.

THE BEST OF TIMES
Back on March 31, 1981 - 18 years ago - the Dow Jones Industrial Average (DJIA) stood at just 1,003 points. It was a tough time to start a family. Consumer prices were spiraling upward at a 10.6% rate. The U.S. unemployment rate was 7.4% and climbing. Home mortgage rates exceeded 15%. The newborns of that period are reaching adulthood today in an era that many consider the best of times. In March 1999, the DJIA closed above the 10,000-point level for the first time. Today, the jobless rate and inflation - a combination once known as the misery index - stands at less than 6%, a third of its former level in the early 1980s. Mortgage rates are half of what they were a generation ago.

A TOOL FOR GROWTH
We are pleased to have helped thousands of young Americans capitalize on the growth prospects of the dynamic economy of the 1990s. Helping children pursue their dreams is what the Fund is all about. We take our commitment to shareholders seriously. We believe the more today's young people know about investing and the economy, the better citizens they'll make as financially secure adults.

Through our sponsorship of the Young Investor Essay Contest, we've learned to appreciate just how creative, perceptive and entrepreneurial America's young people can be.

POSITIONED FOR THE FUTURE
In my opinion, Stein Roe Advisor Young Investor Fund remains well positioned to take advantage of the trends in technology and business that we think are likely to foster further growth in the new millennium. On the pages that follow, your Fund's portfolio managers detail the investment strategies that have helped generate favorable results over the period. We attribute the Fund's returns to a strong positioning in technology, and to our dedication to seeking consistent earnings growth. As always, thank you for the opportunity to serve your investment needs.

    Sincerely,

/s/ Thomas W. Butch

    Thomas W. Butch
    President
    May 14, 1999

Because market conditions change frequently, there can be no assurances that the trends described in this report will continue.

SPECIAL NOTE: Effective May 3, 1999, share prices for Stein Roe Advisor Young Investor Fund are listed under the Liberty prefix in the newspaper.

PORTFOLIO MANAGER COMMENTARY

[Photos of Erik Gustafson and David Brady]

Erik Gustafson (left) and David Brady, senior vice presidents of the Advisor, have co-managed the Fund since its inception in 1997.

Q.   HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund participated in the U.S. stock market's recovery last fall and continued to provide above-average returns this past winter. The Fund's Class A shares returned 31.01% for the six-month period ended March 31, 1999, outperforming the S&P 500 Index return of 27.32%.

Q.   WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. We held an above-average weighting in technology and telecommunications stocks, and these sectors provided strong double-digit returns. Over the past six months, investors have focused primarily on large-company stocks with proven growth characteristics - the type of stocks that make up a majority of the portfolio. For example, we held large-company stocks such as America Online and MCI WorldCom (4.5% and 3.1% of net assets, respectively), which were among the top performers in the S&P 500 Index for the period.

     Last fall, we repositioned the portfolio to take advantage of the growth potential of the Internet. We made America Online, the largest Internet service provider, one of our top ten holdings. We think the company is well positioned to benefit from the growing use of the Internet.

Q. WHAT CAUSED THE STOCK MARKET TO MOVE UP SO MUCH AFTER ITS BIG DECLINE LAST SUMMER?

A. Investors became more confident in corporate earnings prospects after the Federal Reserve Board reduced short-term interest rates three times last fall; consumer prices remained low; and international financial markets began to stabilize. Also, U.S. economic growth has been much better than expected. GDP (gross domestic product, or the amount of goods and services produced in the U.S.) rose a strong 6% in the fourth quarter of 1998, and many economists believe the U.S. will continue to grow without much inflation in 1999. This type of environment has historically been positive for growth stocks.


     AVERAGE ANNUAL TOTAL RETURNS
     (CLASS A SHARES AS OF 3/31/99)
                                                 Excluding     Including
                                                   sales         sales
                                                   charge        charge
                                                   (NAV)        (w/CDSC)
     -------------------------------------------------------------------
     Six months (cumulative)                      31.01%         29.01%
     -------------------------------------------------------------------
     One year                                     12.74%         10.74%
     -------------------------------------------------------------------
     Three years                                  24.67%         24.24%
     -------------------------------------------------------------------
     Since inception (4/29/94)                    26.44%         26.44%
     -------------------------------------------------------------------

     All information is for Class A shares unless otherwise noted. Performance, including sales charge, reflects the 2% contingent deferred sales charge (CDSC) which would be applied if shares are redeemed within three years. Stein Roe Advisor Young Investor Fund invests all investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 1/26/98, offered only shares now designated as Class K shares. The historical performance for Class A and Class K shares is based on the performance of SR&F Growth Investor Portfolio, restated to reflect the sales charge, 12b-1 fees and other expenses applicable to each class as detailed in the prospectus under "Fee Table," without giving effect any fee waivers described therein and assuming reinvestment of dividends and capital gains.

     Past performance is not a guarantee of future results. Share price and investment returns will vary, resulting in a gain or loss when you sell shares.

Q.   HOW DID SMALL- AND MID-CAP STOCKS PERFORM DURING THE FIRST HALF OF 1999?

A. In general, small- and mid-cap stocks did not perform as well as large-company stocks, except in the technology sector. We have increased the average size of companies (median market capitalization) in the portfolio to position the Fund to benefit from the current demand for high-quality growth stocks. More than 80% of the Fund's net assets were invested in companies with a market capitalization of more than $5 billion as of March 31, 1999.

     ECONOMIC SECTOR BREAKDOWN OF THE FUND

     Technology                              27%
     Healthcare/Pharmaceuticals/Media*       20%
     Retailers/Restaurants/Entertainment**   21%
     Financial                               14%
     Utilities                               10%
     Autos/Machinery(+)                       6%
     Mining & Chemicals(++)                   2%

     *Consumer Non-Cyclicals. **Consumer Cyclicals. (+)Industrial Cyclicals. (++)Basic Materials.

     Sectors were calculated as a percentage of total equity holdings of SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to invest in these sectors in the future.

     We've become extremely selective in buying small-company stocks because they have been so out of favor. We focus exclusively on those companies we think can consistently meet or exceed analysts' earnings expectations.

     During the first three months of 1999, we increased our position in smaller technology stocks that we think will benefit from Internet growth. These include Inktomi Corp., a company that makes search-engine software (0.9% of net assets), and Entrust Technologies, which develops security products that assure privacy when transacting business on the Web (0.9% of net assets).

     We hold a broad mix of stocks in an attempt to reduce risk, especially given that many large-company stocks currently sell at overvalued prices. Having companies of all sizes in the portfolio served us well a few years ago and it remains an important part of our long-term strategy.

Q.   WERE THERE ANY DISAPPOINTMENTS IN THE FUND'S PORTFOLIO DURING THE PERIOD?

A. Mattel, the toy manufacturer, (2.3% of net assets) remained weak. However, we retained our position because we believe the company's brand is well established and inventory reduction by retailers is slowing. Last year, many stores cut back on the amount of toys they keep in stock, which hurt Mattel's profits. We sold Kellogg Corp. and Quaker Oats, since increased competition in the breakfast foods section of supermarkets appears to have limited both companies' growth prospects.

     The health care and pharmaceutical sectors provided mixed results. Stocks in this area, such as Johnson & Johnson (1.9% of net assets), were weak in the fourth quarter, but rebounded this past winter.

Q.   WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY?

A. Generally, we think the current U.S. environment of low inflation, moderate interest rates and healthy consumer demand should continue. Unless market conditions change, we believe this environment will bode well for growth stocks and we will remain fully invested.

    The Top Ten Equity Holdings*
    (as a % of total net assets)
    -------------------------------------------------------
    1.   AMERICA ONLINE                                4.5%
    -------------------------------------------------------
    2.   CISCO SYSTENS                                 3.5
    -------------------------------------------------------
    3.   MCI WORLDCOM                                  3.1
    -------------------------------------------------------
    4.   MICROSOFT                                     2.7
    -------------------------------------------------------
    5.   TELLABS                                       2.5
    -------------------------------------------------------
    6.   OUTDOOR SYSTEMS                               2.4
    -------------------------------------------------------
    7.   MCDONALD's CORP.                              2.4
    -------------------------------------------------------
    8.   MATTEL                                        2.3
    -------------------------------------------------------
    9.   HOUSEHOLD INTERNATIONAL                       2.3
    -------------------------------------------------------
   10.   GENERAL ELECTRIC                              2.3
    -------------------------------------------------------
*Holdings are as of March 31, 1999, and are disclosed as a percentage of SR&F Growth Investor Portfolio's total net assets. Because the Portfolio is actively managed, portfolio composition will change as economic and market conditions change. Investments in smaller companies may experience greater volatility.


     THE STOCKS WE OWN

     If you could travel back in time, you'd see that the fastest-growing companies in America in the 19th century were a lot different than today's.

     Railroads were a new technology and brought our country together. You may have read about the joining of the Union Pacific and Southern Pacific railroads in 1869 in Utah. Investors back then bought railroad stocks to participate in America's growth potential. In fact, 9 of the 11 stocks in the first U.S. stock index, the Dow Jones Transportation Average, were railroads.

     Today, the Internet is bringing the world together, creating opportunities that we believe are as vast as the American West must have seemed to a traveler in a Pullman railcar. Some 150 years after gold was discovered in California, many companies in that state and elsewhere now aim to profit from Internet-related technology that helps people communicate and transact business.

     In managing the Fund, we seek stocks of proven companies in technology, consumer and other sectors that we think offer long-term potential for investors. Mindful of the lessons of history, we carefully analyze the potential risks and rewards of investing in rapidly growing companies.

     As of March 31, 1999, the top five holdings were technology companies (see chart on left). One of the portfolio's most successful holdings since our last report to you has been America Online (4.5% of net assets). The company is a leader in Internet communications and has proven itself by reporting several quarters of consistent earnings growth. We believe America Online is on track to show further earnings growth and capital appreciation potential.

SR&F GROWTH INVESTOR PORTFOLIO

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited))
                                                      Number       Market
COMMON STOCKS (96.6%)                                of Shares      Value
---------------------------------------------------------------------------
ADVERTISING (2.0%)
Interpublic Group
   (Owns and operates advertising agencies)            250,000     $ 19,469
                                                                   --------
BANKS (1.0%)
Texas Regional Bancshares, Class A
   (Commercial bank operating
   in the Rio Grande Valley of Texas)                  350,000        9,450
                                                                   --------
COMMERCIAL SERVICES (1.4%)
Paychex
   (Provides computerized payroll
   accounting services to businesses)                  300,000       14,231
                                                                   --------
COMPUTER SOFTWARE AND SERVICES (15.4%)
America Online
   (Internet service provider)                         300,000       43,800
Cisco Systems (a)
   (Worldwide leader in networking
   equipment for the Internet)                         316,500       34,677
EMC
   (Leading supplier of intelligent
   enterprise storage and retrieval technology)         50,000        6,388
Entrust Technologies
   (Develops security products
   to ensure privacy of transactions
   across the Internet)                                250,000        8,438
Inktomi
   (Develops and markets scalable
   applications)                                       100,000        8,575
Microsoft (a)
   (Manufactures computer and
   software products and operating systems)            290,000       25,991
Sun Microsystems
   (Supplies network computing products)                75,000        9,370
Computer Software and Services (continued)
Transaction Systems Architects (a)
   (Develops software to facilitate
   electronic payments and e-commerce)                 375,000       13,500
                                                                   --------
                                                                    150,739
                                                                   --------
CONSUMER PRODUCTS (2.6%)
Gillette
   (Manufactures and markets
   shaving and personal care products)                 225,000       13,373
Procter & Gamble
   (Produces personal-care products,
   pharmaceuticals, food and beverages)                125,000       12,242
                                                                   --------
                                                                     25,615
                                                                   --------
DISTRIBUTION - RETAIL (6.0%)
Hasbro
   (Manufactures and sells children's toys)            600,000       17,363
Mattel
   (Designs, manufactures and markets
   children's toys)                                    925,000       23,009
Walgreen Co.
   (Large retail drugstore chain)                      652,400       18,430
                                                                   --------
                                                                     58,802
                                                                   --------
ELECTRICAL EQUIPMENT (2.3%)
General Electric
   (Appliances, broadcasting, communications
   and transportation)                                 200,000       22,125
                                                                   --------
ELECTRICAL GENERATION (1.2%)
AES
   (Provider of electricity to U.S.
   and international customers)                        325,000       12,106
                                                                   --------
ENTERTAINMENT (4.2%)
Cedar Fair L.P.
   (Owns and operates amusement theme parks)           315,000        7,914
Time Warner
   (Media and entertainment company)                   250,000       17,766
Walt Disney
   (Operates theme parks and resorts, and
   produces motion pictures)                           500,000       15,563
                                                                   --------
                                                                     41,243
                                                                   --------
FINANCIAL SERVICES (11.9%)
Alliance Capital Management L.P.
   (Provides investment services to pension
   funds, endowments, insurance companies,
   banks and individual investors)                     350,000        8,859
American International Group
   (Provides financial services
   and insurance to U.S. and International
   companies)                                          150,000       18,094
Citigroup
   (Provider of financial services to consumers
   and corporations)                                   300,000       19,163
Fannie Mae
   (Buys and holds mortgages, and issues
   and sells mortgage-backed securities)               250,000       17,312
Freddie Mac
   (Purchases mortgages from lenders and
   resells in pools or packages)                       300,000       17,138
Household International
   (Provides financial and banking services)           500,000       22,813
Providian Financial
   (Provides lending and deposit products
   to consumers)                                       125,000       13,750
                                                                   --------
                                                                    117,129
                                                                   --------
FOOD AND BEVERAGE (5.2%)
Coca-Cola
   (Producer and distributor
   of soft drink products)                             350,000       21,481
Groupe Danone ADRs
   (Produces packaged foods
   and beverages)                                      270,000       13,466
Wm. Wrigley Jr
   (Manufactures chewing gum)                          175,000       15,827
                                                                   --------
                                                                     50,774
                                                                   --------
HEALTH CARE (4.2%)
American Home Products
   (Discovers, develops, manufactures,
   distributes and sells health care products)         270,000       17,618
Johnson & Johnson
   (Manufactures and markets
   a broad range of health care and other products)    200,000       18,737
Orthodontic Centers of America (a)
   (Provides management and
   consulting services to orthodontic practices)       325,000        5,119
                                                                   --------
                                                                     41,474
                                                                   --------
MACHINERY (1.0%)
McDermott International
   (Manufacturer of steam generating and
   environmental machinery)                            400,000       10,125
                                                                   --------
MEDICAL - INSTRUMENTS (3.0%)
Becton Dickinson
   (Manufactures and sells a variety of medical
   supplies and devices)                               400,000       15,325
Medtronic
   (Manufactures various cardiovascular
   medical instruments)                                200,000       14,350
                                                                   --------
                                                                     29,675
                                                                   --------
MEDICAL - PHARMACEUTICAL (5.7%)
Eli Lilly & Company
   (Creates and delivers pharmaceutical-based
   health care solutions)                              150,000       12,731
Pfizer
   (Researches and provides
   global health care products)                        150,000       20,812
Watson Pharmaceuticals (a)
   (Develops, produces, markets and distributes
   pharmaceutical products)                            500,000       22,062
                                                                   --------
                                                                     55,605
                                                                   --------
PUBLISHING, BROADCASTING AND MEDIA (6.9%)
AT&T Liberty Media A
   (Holds interests in globally
   branded entertainment networks)                     200,000       10,525
Clear Channel Communications (a)
   (Owns, operates and manages
   radio and television stations)                      300,000       20,119
Heftel Broadcasting, class A (a)
   (Spanish language radio broadcasting company)       300,000       13,013
Outdoor Systems (a)
   (Provides outdoor advertising mediums)              800,000       24,000
                                                                   --------
                                                                     67,657
                                                                   --------
RESTAURANT (2.4%)
McDonald's
   (Develops, licenses, leases  and services
   a worldwide system of restaurants)                  525,000       23,789
                                                                   --------
SEMICONDUCTORS (3.3%)
Intel
   (Produces and sells
   microcomputer components
   and related products)                               135,000       16,048
Maxim Integrated Products (a)
   (Develops, manufactures
   and markets integrated circuits)                    300,000       16,237
                                                                   --------
                                                                     32,285
                                                                   --------
SPECIALTY CHEMICALS (1.5%)
Minerals Technologies
   (Develops, produces and markets
   specialty minerals, mineral-based
   and synthetic mineral products)                     300,000       14,400
                                                                   --------
TELECOMMUNICATIONS (9.1%)
American Tower, class A (a)
   (Operator of wireless
   telecommunication towers)                           500,000       12,250
Equant
   (Provider of international
   data network systems)                               157,500       11,852
Frontier
   (Offers integrated
   communications services for
   business and residential customers) 50,000            2,594
Global Telesystems
   (Provider of broadband, internet,
   international and domestic
   long distance services)                             200,000       11,187
MCI WorldCom (a)
   (Provides facilities-based and
   fully integrated local, long
   distance, international and
   Internet services)                                  345,000       30,554
Qwest Communications International (a)
   (Provides communication
   services to interexchange carriers,
   businesses and consumers)                           291,525       21,017
                                                                   --------
                                                                     89,454
                                                                   --------
TELECOMMUNICATIONS EQUIPMENT (5.1%)
Loral Space & Communications (a)
   (High-technology company
   concentrated on satellite
   manufacturing and satellite-based
   communication services)                             400,000        5,775
Lucent Technologies
   (Produces public and private
   networks, communication systems and software)       180,000       19,394
Tellabs (a)
   (Designs, assembles, markets
   and services voice and data networking products)    250,000       24,438
                                                                   --------
                                                                     49,607
                                                                   --------
TRAVEL SERVICES (1.2%)
Sabre Group Holdings (a)
   (Provider of a travel reservation system)           250,000       11,344
                                                                   --------
TOTAL COMMON STOCKS
(Cost $641,335)                                                     947,098
                                                                   --------

                                                     Principal
SHORT-TERM OBLIGATIONS (4.5%)                           Amount
----------------------------------------------------------------------------
Commercial Paper (4.5%)
Associates Corp. of North America 5.00% 4/1/99         $43,685       43,685
                                                                   --------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $43,685)                                                       43,685
                                                                   --------
TOTAL INVESTMENTS (101.1%)
(Cost $685,019) (b)                                                 990,783
Other Assets, Less Liabilities (-1.1%)                              (10,653)
                                                                   --------
TOTAL NET ASSETS (100%)                                            $980,130
                                                                   ========

NOTES TO PORTFOLIO OF INVESTMENTS

(a)  Non-income producing security.

(b) At March 31, 1999, the cost of investments for federal income tax purposes was $685,027. Net unrealized appreciation of $305,756, consisting of gross unrealized appreciation of $323,673 and gross unrealized depreciation of $17,917.

See accompanying Notes to Financial Statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

Statement of Assets and Liabilities
March 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

ASSETS
Investment in SR&F Growth Investor Portfolio, at value             $ 73,066
Receivable for fund shares sold                                         596
Cash                                                                      5
                                                                   --------
Total assets                                                         73,667
                                                                   --------


LIABILITIES
Payable for fund shares redeemed                                        145
Payable to advisor and transfer agent                                    51
Other liabilities                                                        70
                                                                   --------
Total liabilities                                                       266
                                                                   --------
   Net assets                                                      $ 73,401
                                                                   --------

ANALYSIS OF NET ASSETS
Paid-in capital                                                    $ 64,208
Net unrealized appreciation on investments                           15,941
Accumulated undistributed net investment loss                          (221)
Accumulated net realized loss on investments                         (6,527)
                                                                   --------
   Net assets                                                      $ 73,401
                                                                   ========

CLASS A
Net asset value per share
(based on net assets of $72,964 and
4,905 shares issued and outstanding)                               $  14.87
                                                                   ========

CLASS K
Net asset value per share
(based on net assets of $437 and
29 shares issued and outstanding)                                  $  14.98
                                                                   ========

See accompanying Notes to Financial Statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

Statement of Operations
For the six months ended March 31, 1999
(All amounts in thousands)
(Unaudited)

INVESTMENT INCOME
Dividend income allocated
   from SR&F Growth Investor Portfolio                             $    174
Interest income allocated from
   SR&F Growth Investor Portfolio                                        55
                                                                   --------
   Total interest income                                                229
                                                                   --------

EXPENSES
Expenses allocated from
   SR&F Growth Investor Portfolio                                       161
12b-1 distribution and service fees                                      81
Transfer agent fees                                                      64
Administrative fees                                                      54
Accounting fees                                                          13
Legal and audit fees                                                      6
SEC and state registration fees                                          45
Printing and postage                                                      8
Trustees' fees                                                            3
Other                                                                    50
                                                                   --------
   Total expenses                                                       485
Reimbursement of expenses by investment advisor                         (35)
                                                                   --------
   Net expenses                                                         450
                                                                   --------
   Net investment loss                                                 (221)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                       (989)
Net change in unrealized appreciation
or depreciation on investments                                       15,514
                                                                   --------
   Net gain on investments                                           14,525
                                                                   --------
   Net increase in net assets
   resulting from operations                                       $ 14,304
                                                                   ========

See accompanying Notes to Financial Statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

Statements of Changes in Net Assets
(All amounts in thousands)

                                                     (Unaudited)
                                                      Six Months     Year
                                                         Ended       Ended
                                                       March 31,  September 30,
                                                         1999         1998
-------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                    $  (221)    $    (69)
Net realized loss on investments                          (989)      (5,529)
Net change in unrealized
   appreciation or depreciation
   of investments                                       15,514          403
                                                       -------     --------
   Net increase (decrease) in net assets
   resulting from operations                            14,304       (5,195)
Share Transactions
Subscriptions to fund shares - Class A                  26,446       44,021
Redemptions of fund shares - Class A                    (4,518)      (2,011)
                                                       -------     --------
                                                        21,928       42,010
Subscriptions to fund shares - Class K                      89          291
Redemptions of fund shares - Class K                       (94)         (48)
                                                       -------     --------
                                                            (5)         243
   Net increase from share transactions 21,923          42,253
   Net increase in net assets                           36,227       37,058

TOTAL NET ASSETS
Beginning of period                                     37,174          116
                                                       -------     --------
End of period                                          $73,401     $ 37,174
                                                       =======     ========

UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) AT
   END OF PERIOD                                       $  (221)    $   --
                                                       =======     ========

See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO

Statement of Assets and Liabilities
March 31, 1999
(All amounts in thousands)
(Unaudited)

ASSETS
Investments, at market value
(cost $685,019)                                                    $990,783
Cash                                                                  1,858
Dividends receivable                                                    309
                                                                   --------
   Total assets                                                     992,950
                                                                   --------

LIABILITIES
Payable for investments purchased                                    12,290
Payable to investment advisor                                           482
Other liabilities                                                        48
                                                                   --------
   Total liabilities                                                 12,820
                                                                   --------
   Net assets applicable to investor's
        beneficial interest                                        $980,130
                                                                   ========

See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO

Statement of Operations
For the six months ended March 31, 1999
(All amounts in thousands)
(Unaudited)

INVESTMENT INCOME
Dividends                                                          $  2,746
Interest                                                                911
                                                                   --------
   Total investment income                                            3,657
                                                                   --------

EXPENSES
Management fees                                                       2,484
Accounting fees                                                          22
Custodian fees                                                           17
Trustee's fees                                                            9
Audit and legal fees                                                      8
                                                                   --------
   Total expenses                                                     2,540
                                                                   --------
   Net investment income                                              1,117
                                                                   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                     (2,534)
Net change in unrealized appreciation
or depreciation on investments                                      233,951
                                                                   --------
   Net gain on investments                                          231,417
                                                                   --------
   Net increase in net assets
   resulting from operations                                       $232,534
                                                                   ========

See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO

Statements of Changes in Net Assets
(All amounts in thousands)
                                                                   (Unaudited)
                                                     Six Months           Year
                                                          Ended          Ended
                                                      March 31,  September 30,
                                                           1999           1998
-------------------------------------------------------------------------------
OPERATIONS
Net investment income                                 $   1,117       $   2,659
Net realized gain (loss) on investments                  (2,534)         12,629
Net change in unrealized
appreciation or depreciation of investments             233,951         (30,644)
                                                      ---------       ---------
   Net increase (decrease) in
   net assets resulting from operations                 232,534         (15,356)
                                                      ---------       ---------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST
Contributions                                            65,949         389,527
Withdrawals                                             (41,023  )     (127,041)
                                                      ---------       ---------
   Net increase from transactions
   in investors' beneficial interest                     24,926         262,486
   Net increase in net assets                           257,460         247,130

TOTAL NET ASSETS
Beginning of period                                     722,670         475,540
                                                      ---------       ---------
End of period                                         $ 980,130       $ 722,670
                                                      =========       =========

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(All amounts in thousands)
(Unaudited)

NOTE 1. ORGANIZATION

Stein Roe Advisor Young Investor Fund (the "Fund") is a multi-class series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund currently offers two classes of shares at net asset value: Class A and Class K. Class A shares are subject to a maximum contingent deferred sales charge of 2.00 percent on redemptions made within three years of purchase. The Fund commenced offering Class A shares on January 26, 1998.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, Stein Roe Young Investor Fund contributed $292,104 in securities and other assets in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100 to the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1999, Stein Roe Advisor Young Investor Fund owned 7.5 percent of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SECURITY VALUATIONS

All securities are valued as of March 31, 1999, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

FEDERAL INCOME TAXES

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, the Fund had a capital loss carryforward of $5,538, which expires in 2005 and 2006.

DISTRIBUTION TO SHAREHOLDERS

The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator.

The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of 1 percent of the next $500 million, and .125 of 1 percent thereafter.

The Advisor also provides fund accounting services. For the six months ended March 31, 1999, the Fund and Portfolio incurred charges of $13 and 22, respectively. The Advisor has agreed to reimburse the Fund to the extent that its annual expenses exceed 1.65 percent of average daily net assets for Class A shares and 1.50 percent of average daily net assets for Class K shares through January 31, 2000, subject to earlier termination by the Advisor on 30 days notice.

Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for the personal service and/or maintenance of shareholder accounts, the Distributor receives from the Fund a service fee at an annual rate not to exceed 0.25 percent of average daily net assets attributed to Class A shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of fund shares, the Distributor receives a distribution fee at an annual rate not to exceed 0.10 percent of average daily net assets for Class A shares. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate not to exceed 0.25 percent of average daily net assets for Class K shares. For the six months ended March 31, 1999, the Fund incurred 12b-1 distribution and service charges of $80 and $1 for Class A and Class K shares, respectively.

Transfer agent fees are paid to Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Liberty. Transfer agent fees for Class A shares are computed at an annual rate of 0.236 percent of average daily net assets. Transfer agent fees for Class K shares are computed at an annual rate of
0.30 percent of average daily net assets. For the six months ended March 31, 1999, the Fund incurred transfer agent charges of $63 and $1 for Class A and Class K shares, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor. The compensation of trustees not affiliated with the Advisor for the Fund and the Portfolio for the six months ended March 31, 1999, was $3 and $9, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the six months ended March 31, 1999.

NOTE 5. INVESTMENT TRANSACTIONS

The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 1999, were $278,134 and $217,521, respectively.

NOTE 6. CAPITAL SHARE TRANSACTIONS

The following table summarizes Fund share activity during the reporting period:


                                              Six Months           Period
                                                   Ended            Ended
                                               March 31,    September 30,
                                                    1999           1998(a)
                                              ----------    -------------
CLASS A SHARES
Subscriptions to fund shares                       1,997            3,406
Redemptions of fund shares                          (337)            (161)
                                                  ------           ------
   Net increase in fund shares                     1,660            3,245
                                                  ======           ======

                                              Six Months             Year
                                                   Ended            Ended
                                               March 31,    September 30,
Class K Shares                                      1999             1998
                                              ----------    -------------
Subscriptions to fund shares                           7               23
Redemptions of fund shares                            (7)              (4)
                                                  ------           ------
   Net increase in fund shares                      --                 19
                                                  ======           ======

(a) From commencement of multi-class offering on January 26, 1998.

Finacial Highlights

STEIN ROE ADVISOR YOUNG INVESTOR FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                             (Unaudited)
                                              Six Months           Period
                                                   Ended            Ended
                                               March 31,    September 30,
CLASS A                                             1999             1998(a)
                                              ----------    -------------
Net Asset Value, Beginning of Period              $11.35           $11.67
                                                  ------           ------
Income From Investment Operations
   Net investment loss                             (0.05)           (0.02)
   Net realized and unrealized
   gain (loss) on investments                       3.57            (0.30)
                                                  ------           ------
   Total from investment operations                 3.52            (0.32)
                                                  ------           ------
NET ASSET VALUE, END OF PERIOD                    $14.87           $11.35
                                                  ======           ======
Ratio of net expenses
to average net assets (b)                           1.65%(d)         1.65%(d)
Ratio of net investment
loss to average net assets (c)                     (0.82%)(d)       (0.52%)(d)
Total return (c)                                   31.01%           (2.74%)
Net assets, end of period (000's)                 $72,964          $36,843

(a)  From commencement of multi-class offering on January 26, 1998.

(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment advisor, this ratio would have been 1.78 percent for the six months ended March 31, 1999 and 2.02 percent for the period ended September 30, 1998.
(c) Computed giving effect to the investment advisor's expense limitation undertaking.
(d)  Annualized.

FINACIAL HIGHLIGHTS

STEIN ROE ADVISOR YOUNG INVESTOR FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                         (Unaudited)
                                                          Six Months            Year             Period
                                                               Ended           Ended              Ended
                                                           March 31,   September 30,      September 30,
Class K                                                         1999            1998           1997 (a)
                                                         -----------   -------------      -------------
Net Asset Value, Beginning of Period                        $  11.41        $  11.49           $  10.00
                                                            --------        --------           --------
Income From Investment Operations
   Net investment loss                                         (0.05)          (0.03)             (0.02)
   Net realized and unrealized gain (loss) on investments       3.62           (0.04)              1.51
                                                            --------        --------           --------
      Total from investment operations                          3.57           (0.07)              1.49
                                                            --------        --------           --------
Distributions Net investment income                             --             (0.01)              --
                                                            --------        --------           --------
Net Asset Value, End of Period                              $  14.98        $  11.41           $  11.49
                                                            --------        --------           --------

Ratio of net expenses to average net assets (b)             1.50%(d)           1.50%            1.50%(d)
Ratio of net investment loss to average net assets (c)    (0.67%)(d)         (0.48%)          (0.24%)(d)
Total return (c)                                              31.29%         (0.62%)              14.90%
Net assets, end of period (000's)                           $    437        $    331           $    116

(a) From commencement of operations on February 14, 1997.

(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment advisor, this ratio would have been 1.67 percent for the six months ended March 31, 1999, 20.40 percent for the year ended September 30, 1998, and 89.45 percent for the period ended September 30, 1997.

(c) Computed giving effect to the investment advisor's expense limitation undertaking.

(d) Annualized.

FINACIAL HIGHLIGHTS

SR&F GROWTH INVESTOR PORTFOLIO

                                                             (Unaudited)
                                                              Six Months            Year                Period
                                                                   Ended           Ended                 Ended
                                                               March 31,   September 30,         September 30,
                                                                    1999            1998              1997 (a)
                                                             -----------   -------------         -------------
Ratio of net expenses to average net assets                     0.59%(b)           0.62%              0.63%(b)
Ratio of net investment income to average net assets            0.26%(b)           0.42%              0.54%(b)
Portfolio turnover rate                                           26%                45%                38%

(a) From commencement of operations on February 3, 1997.

(b) Annualized.

ACTIVITY PAGES

PUZZLES AND GAMES                       DOT-TO-DOT

{AGES THREE TO FIVE)                    Connect the dots and discover an
                                        unlikely item once used as money.

                               [Graphic omitted]

--------------------------------------------------------------------------------

MAZE Help the computer chip finds its way safely through the bugs back to the clean room.

                               [Graphic omitted]

                                                      [graphic omitted] COLOR ME

                               [Graphics omitted]

HAMBURGER      SNEAKER        TEDDY BEAR          CRAYONS        BALL

                                [Graphic omitted]

ONE WAY TO HELP YOUR MONEY GROW IS TO OWN PART OF A COMPANY

Stein Roe Advisor Young Investor Fund invests in the stocks of many companies that make things you know. Match the picture with its name.

[Graphic omitted] COLOR ME

PUZZLES AND GAMES

(AGES SIX TO EIGHT)

MONEY CROSSWORD


   ACROSS

1. A copper coin

5. You may put money in a ________ account

6. What you use to pay for things

7. You can find 13 of these on the back of the $1 bill

8. You may get this for doing chores each week

9. His picture appears on #1 across

   DOWN

1. Usually a child's first place to save money

2. A mutual fund gives shareholders an annual report each _______

3. His picture appears on the $1 bill

4. The "grooviest" coin around

6. Stein Roe Advisor Young Investor Fund is a _______ fund

                               [Graphic omitted]

Answers:
 Across 1. Penny. 5. Savings. 6. Money. 7. Star. 8. Allowance. 9. Lincoln.

Down 1. Piggy bank. 2. Year. 3. Washington. 4. Quarter. Of the four coins we use
- penny, nickel, dime and quarter - only the dime and quarter have grooves around the edges. The quarter has 119, one more than the dime. 6. Mutual.

MONEY AND INVESTING WORD GAME

Learn more about the world of money and investing. Words hidden in the puzzle can go forward, backward, up, down or on an angle. If you don't know what a word means, see the definitions below. A parent or other adult can help explain them to you.

INVEST - To put money to a use intended to make it grow.

JOB - Work you do for money.

LEND - To give someone something with the understanding they will give it back at some time.

MINOR - A child who is not old enough to enter into legal contracts or own securities. Investments made for the benefit of a minor are managed by a custodian.

MUTUAL FUND - An investment that pools money from many different shareholders who have a common investment goal. Professional money managers invest the money in different securities, such as stocks or bonds.

OWE - An obligation to give or pay something to someone else.

PENNY - A one-cent coin in the United States.

SAVE - To keep or put aside. One way to save money is to put it in a bank.

SHARE - Part ownership of a company usually bought as an investment. See STOCKS.

STOCKS - Units of ownership of a business, often called shares. Your shares give you certain privileges and rights to participate in the running of the business.

TRADE - In investing, the act of buying or selling stocks, bonds or other securities.

YEN - Money used in Japan.


             Y   A   L   L   T   S   R   B   E   A   R
             O   E   R   O   E   T   W   U   S   I   L
     BANK    D   R   N   A   D   O   L   L   A   R   S    MINOR
     BEAR    S   A   E   D   O   C   M   G   H   D   T    MUTUAL
    BONDS    T   G   B   O   N   D   S   P   K   O   O    FUND
     BULL    O   O   U   P   I   S   N   T   E   U   C    STOCKS
   DOLLAR    D   R   L   K   B   A   H   B   A   N   K    YEN
 INTEREST    I   O   L   H   A   S   P   K   C   O   S
             A   N   C   G   H   B   E   I   R   E   W
             N   I   N   T   E   R   E   S   T   F   A
             V   M   U   T   U   A   L   F   U   N   D

PUZZLES AND GAMES

(AGES NINE TO 12)

BRAINTEASER   Money has taken many forms over time - from cattle to credit cards. See if you can match each type of money with the era when it was first used.

1. Barter _______________                                    a. 1000 BC
2. Paper money __________                                    b. 100 BC
3. Mollusk shells _______                                    c. 1200 BC
4. Leather money ________                                    d. 800 AD
5. Metal coins __________          [Graphic omitted]         e. The start of
6. Cattle _______________       "WILL THAT BE COW'S OR          humankind
7. Wampum _______________             CREDIT CARD?           f. 1535 AD
  (strings of beads made                                     g. 9000 BC
  from clam shells)

Answers: 1. e. 2. d. 3. c. 4. b. 5. a. 6. g. 7. f.

--------------------------------------------------------------------------------

                                                          A WORLD OF MONEY

[Graphic omitted] 1. United States    A. Yen              Most people in the
                                                          world don't make
[Graphic omitted] 2. Israel           B. Dollar           purchases with the
                                                          same dollars we use
[Graphic omitted] 3. France           C. Shekel           in the United
                                                          States. They use
[Graphic omitted] 4. Mexico           D. Doodad           different kinds of
                                                          coins and bills, or
[Graphic omitted] 5. Italy            E. Lira             currency. No two
                                                          countries have
[Graphic omitted] 6. Japan            F. Franc            currency that looks
                                                          exactly the same,
[Graphic omitted] 7. Canada           G. Peso             either - people in
                                                          Canada, for example,
[Graphic omitted] 8. Turkey           H. Thingamajig      use colorful money
                                                          that shows a picture
[Graphic omitted] 9. Brazil           I. Rand             of the Queen of
                                                          England. See if you
[Graphic omitted] 10. South Africa    J. Real             can match each
                                                          country with the
                                                          name of its
                                                          currency.

 NOTE: Different countries sometimes use the same name for their money.



Answers: 1. B. 2. C. 3. F. 4. G. 5. E. 6. A. 7. B. 8. E. 9. J. 10. I. Did we
fool you? "Doodad" and "thingamajig" are made-up words.

         WHAT DOES STEIN ROE ADVISOR YOUNG INVESTOR(SM) FUND INVEST IN?

There are many different types of investments, but Stein Roe Advisor Young Investor(SM) Fund limits its choices to just a few. Which of the items below does the Fund invest in?

                               [Graphic omitted]


Answer: The Fund invests only in the equity, debt and money market securities (stocks, bonds and short-term IOUs) of U.S. or foreign issuers. You won't find things like art, gold bars, real estate (buildings), oil wells or livestock in the Fund's investment portfolio. To learn more about how Stein Roe Advisor Young Investor(SM) Fund invests, go to pages seven through 11 of the prospectus. That's where you'll find the Fund's investment policies, strategies and restrictions.

--------------------------------------------------------------------------------

REBUS PUZZLE

A rebus puzzle uses pictures and words to make another word or phrase. Can you figure out these famous sayings about money?

1. [Graphic omitted]                    ---------------------------------------
                                                     (your answer)

2. [Graphic omitted]                    ---------------------------------------
                                                     (your answer)

Answer: 1. Time is money. 2. Save for a rainy day.

TRUSTEES
   THOMAS W. BUTCH
   President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated

   WILLIAM W. BOYD
   Chairman and Director, Sterling Plumbing
   Group Inc.

   LINDSAY COOK
   Senior Vice President, Liberty Financial
   Companies, Inc.

   DOUGLAS A. HACKER
   Senior Vice President and Chief Financial
   Officer, United Airlines

   JANET LANGFORD KELLY
   Senior Vice President, Secretary and General
   Counsel, Sara Lee Corporation

   CHARLES R. NELSON
   Van Voorhis Professor of Political Economy,
   University of Washington

   THOMAS C. THEOBALD
   Managing Partner, William Blair Capital Partners

IMPORTANT INFORMATION ABOUT THIS REPORT

   The Transfer Agent for Stein Roe Advisor Young Investor Fund is:

   Liberty Funds Services, Inc.
   P.O. Box 1722
   Boston, MA 02105-1722
   1-800-345-6611

   The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

   This report has been prepared for shareholders of Stein Roe Advisor Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. performance update.

[Graphic omitted]

OUR "FAMILY" OF MUTUAL FUNDS

     Stein Roe Advisor Young Investor Fund is part of a family of funds distributed by Liberty Funds Distributor, Inc. Liberty offers a wide spectrum of funds, from conservative tax-free bonds to more aggressive international funds. Each fund within the Liberty family follows a consistent investment style and adheres to its stated investment objective. For more information on Liberty-distributed funds, including Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds, please consult your financial advisor or call 1-800-426-3750.

Stein Roe Advisor Young Investor(SM) Fund Semiannual Report - March 31, 1999


[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750

                                                   YI-03/937G-0399 (5/99) 99/529